Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made and entered into as of March 21, 2014 by and among LUBY’S, INC., a Delaware corporation (the “Company”); each of the Lenders which is or may from time to time become a party to the Credit Agreement (as defined below) (individually, a “Lender” and, collectively, the “Lenders”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, acting as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

RECITALS

A.     The Company, the Lenders and the Administrative Agent executed and delivered that certain Credit Agreement dated as of August 14, 2013. Said Credit Agreement, as amended, supplemented and restated, is herein called the “Credit Agreement”. Any capitalized term used in this Amendment and not otherwise defined shall have the meaning ascribed to it in the Credit Agreement.

B.     The Company, the Lenders and the Administrative Agent desire to amend the Credit Agreement in certain respects.

NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth, and further good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Lenders and the Administrative Agent do hereby agree as follows:

SECTION 1. Amendments to Credit Agreement.

(a)     A new Section 4.03 is hereby added to the Credit Agreement, such new Section to read in its entirety as follows:

SECTION 4.03 Each Credit Event Prior to Second Fiscal Quarter of 2016. The obligation of each Lender to make a Loan on the occasion of any Borrowing (other than a Borrowing which is merely a conversion or continuation of existing Loans), and of the Issuing Banks to issue, amend, renew or extend any Letter of Credit, at any time prior to the commencement of the second fiscal quarter of the Borrower’s 2016 fiscal year is subject to the condition precedent that, after giving effect thereto, the aggregate unpaid principal balance of the Obligations shall not exceed fifty percent (50%) of the then current value of all Mortgaged Property, as determined by the Administrative Agent in accordance with its standard procedures after due review of the most recently delivered Appraisals of the Scheduled Real Property.

(b)     Section 5.13(d) of the Credit Agreement is hereby amended to read in its entirety as follows:

(d)     Lease Adjusted Leverage Ratio – a Lease Adjusted Leverage Ratio of not more than (i) 4.75 to 1.00 at all times during the second, third and fourth fiscal quarters of the Borrower’s fiscal year 2014, (ii) 4.50 to 1.00 at all times during the first, second and third fiscal quarters of the Borrower’s fiscal year 2015, and (iii) 4.25 to 1.00 at all times thereafter.

(c)     Exhibit B to the Credit Agreement is hereby amended to be identical to Exhibit B attached hereto.

SECTION 2. Waiver of Existing Default. Subject to the terms and conditions of this Amendment, the Lenders hereby waive non-compliance with the terms of Section 5.13(b) for the second fiscal quarter of the Borrower’s 2014 fiscal year. Full compliance with the requirements of Section 5.13(b) shall be required after second fiscal quarter of the Borrower’s 2014 fiscal year. The waiver by the Lenders described in this Section 2 is contingent upon the satisfaction of the conditions precedent set forth in Section 3 below and is limited to the default herein described. Such waiver shall not be construed to be a consent to or a permanent waiver of Section 5.13(b) of the Credit Agreement, or any other terms, provisions, covenants, warranties or agreements contained in the Credit Agreement or in any of the other Loan Documents. The Lenders reserve the right to exercise any rights and remedies available to them in connection with any other present or future defaults with respect to the Credit Agreement or any other provision of any Loan Document.

SECTION 3. Conditions Precedent. The effectiveness of this Amendment shall be conditioned upon delivery to the Administrative Agent of each of the following:

(a)     the Administrative Agent shall have received from the Loan Parties and all of the Lenders either (1) a counterpart of this Amendment signed on behalf of such party or (2) written evidence satisfactory to the Administrative Agent (which may include telecopy or e-mail transmission of a signed signature page of this Amendment) that such party has signed counterparts of this Amendment.

(b)     the Administrative Agent shall have received, for the pro rata benefit of the Lenders, an amendment fee in an amount equal to $20,000.

SECTION 4. Ratification. Except as expressly amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect. None of the rights, title and interests existing and to exist under the Credit Agreement are hereby released, diminished or impaired, and the Company hereby reaffirms all covenants, representations and warranties in the Credit Agreement.

SECTION 5. Expenses. The Company shall pay to the Administrative Agent all reasonable fees and expenses of its legal counsel incurred in connection with the execution of this Amendment.

SECTION 6. Certifications. The Company hereby certifies that (a) no material adverse change in the assets, liabilities, financial condition, business or affairs of the Company has occurred and (b) no Default or Event of Default has occurred and is continuing or will occur as a result of this Amendment.

SECTION 7. Miscellaneous. This Amendment (a) shall be binding upon and inure to the benefit of the Company, the Lenders and the Administrative Agent and their respective successors, assigns, receivers and trustees; (b) may be modified or amended only by a writing signed by the required parties; (c) shall be governed by and construed in accordance with the laws of the State of Texas and the United States of America; (d) may be executed in several counterparts by the parties hereto on separate counterparts, and each counterpart, when so executed and delivered, shall constitute an original agreement, and all such separate counterparts shall constitute but one and the same agreement and (e) together with the other Loan Documents, embodies the entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements, consents and understandings relating to such subject matter. The headings herein shall be accorded no significance in interpreting this Amendment.

NOTICE PURSUANT TO TEX. BUS. & COMM. CODE §26.02

THE CREDIT AGREEMENT, AS AMENDED BY THIS AMENDMENT, AND ALL OTHER LOAN DOCUMENTS EXECUTED BY ANY OF THE PARTIES PRIOR HERETO OR SUBSTANTIALLY CONCURRENTLY HEREWITH CONSTITUTE A WRITTEN LOAN AGREEMENT WHICH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Signature Pages Follow]

IN WITNESS WHEREOF, the Company, the Lenders and the Administrative Agent have caused this Amendment to be signed by their respective duly authorized officers, effective as of the date first above written.

LUBY’S, INC.,
a Delaware corporation

By: /s/ Christopher J. Pappas
Christopher J. Pappas,
President and Chief Executive Officer

The undersigned Subsidiaries of the Borrower hereby join in this Amendment to evidence their consent to execution by Borrower of this Amendment, to confirm that each Loan Document now or previously executed by the undersigned applies and shall continue to apply to this Amendment, and to acknowledge that without such consent and confirmation, Lenders would not execute this Amendment.

LUBY’S HOLDINGS, INC.,
a Delaware corporation,
LUBY’S LIMITED PARTNER, INC.,
a Delaware corporation,
LUBCO, INC.,
a Delaware corporation,
LUBY’S MANAGEMENT, INC.,
a Delaware corporation,
LUBY’S BEVCO, INC.,
a Texas corporation
LUBY’S FUDDRUCKERS RESTAURANTS, LLC,
a Texas limited liability company
FUDDRUCKERS TULSA, LLC,
a Texas limited liability company
R. WES, INC.,
a Texas corporation
FUDDRUCKERS OF ANNAPOLIS, LLC,
a Maryland limited liability company
FUDDRUCKERS OF HOWARD COUNTY, LLC,
a Maryland limited liability company

By: /s/ Christopher J. Pappas
Christopher J. Pappas,
President and Chief Executive Officer

[signature page to First Amendment to Credit Agreement]

PARADISE CHEESEBURGERS, LLC,
a Texas limited liability company
PARADISE RESTAURANT GROUP, LLC,
a Delaware limited liability company
CHEESEBURGER OF NEWARK, LLC,
a Delaware limited liability company
CHEESEBURGER OF FT. MEYERS, LLC,
a Florida limited liability company
CHEESEBURGER OF SANDESTIN, LLC,
a Florida limited liability company
CHEESEBURGER OF DOWNERS GROVE, LLC,
an Illinois limited liability company
CHEESEBURGER OF ALGONQUIN, LLC,
an Illinois limited liability company
CHEESEBURGER OF EVANSVILLE, LLC,
an Indiana liability company
CHEESEBURGER OF FISHERS, LLC,
an Indiana limited liability company
CHEESEBURGER OF SOUTHPORT, LLC,
an Indiana limited liability company
CHEESEBURGER OF TERRE HAUTE, LLC,
an Indiana limited liability company
CHEESEBURGER OF KANSAS CITY, LLC,
a Kansas limited liability company
CHEESEBURGER OF PASADENA, LLC,
a Maryland limited liability company
CHEESEBURGER OF CALIFORNIA, LLC,
a Maryland limited liability company
CHEESEBURGER IN PARADISE OF ANNE ARUNDEL COUNTY, INC.,
a Maryland corporation
CHEESEBURGER IN PARADISE OF ST. MARY’S COUNTY, LLC,
a Maryland limited liability company
CHEESEBURGER OF STERLING HEIGHTS, LLC,
a Michigan limited liability company
HIGH TIDES OF OMAHA, LLC,
a Nebraska limited liability company
CHEESEBURGER OF SEACAUCUS, LLC,
a New Jersey limited liability company
CHEESEBURGER OF WALLKILL, LLC,
a New York limited liability company
CHEESEBURGER OF HILLIARD, LLC,
a Ohio limited liability company
CHEESEBURGER OF MYRTLE BEACH, LLC,
a South Carolina limited liability company

[signature page to First Amendment to Credit Agreement]

CHEESEBURGER OF FREDERICKSBURG, LLC,
a Virginia limited liability company
CHEESEBURGER OF NEWPORT NEWS, LLC,
a Virginia limited liability company
CHEESEBURGER OF VIRGINIA BEACH, LLC,
a Virginia limited liability company
CHEESEBURGER OF WOODBRIDGE, LLC
a Virginia limited liability company
CHEESEBURGER OF MIDDLETON, LLC
a Wisconsin limited liability company

By: /s/ Peter Tropoli
Peter Tropoli, President

 [signature page to First Amendment to Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, individually and as Administrative Agent

By: /s/ Missy Collura
Name: Missy Collura
Title: Vice President

 [signature page to First Amendment to Credit Agreement]

AMEGY BANK, NATIONAL ASSOCIATION

By: /s/ Kelly Nash
Name: Kelly Nash
Title: Assistant Vice President

  [signature page to First Amendment to Credit Agreement]

COMPLIANCE CERTIFICATE

The undersigned hereby certifies that he or she is the __________________ of LUBY'S, INC., a Delaware corporation (the “Borrower”), and that as such he or she is authorized to execute this certificate on behalf of the Borrower pursuant to the Credit Agreement (the “Agreement”) dated as of August 14, 2013, by and among Borrower, WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, and the lenders therein named; and that a review has been made under his or her supervision with a view to determining whether the Loan Parties have fulfilled all of their respective obligations under the Agreement, the Notes and the other Loan Documents; and further certifies, represents and warrants that to his or her knowledge (each capitalized term used herein having the same meaning given to it in the Agreement unless otherwise specified):

(a)     The financial statements delivered to the Administrative Agent concurrently with this Compliance Certificate have been prepared in accordance with GAAP consistently followed throughout the period indicated and fairly present the financial condition and results of operations of the applicable Persons as at the end of, and for, the period indicated (subject, in the case of quarterly financial statements, to normal changes resulting from year-end adjustments and the absence of certain footnotes).

(b)     As of the date hereof, [no Default or Event of Default] [a Default] has occurred and is continuing. [If a Default has occurred, specify the details thereof and any action taken or proposed to be taken with respect thereto.]

(c)     The compliance with the provisions of Section 5.13 as the effective date of the financial statements delivered to the Administrative Agent concurrently with this Compliance Certificate is as follows:

(i)	Section 5.13(a) – Debt Service Coverage Ratio

Actual	Required

to 1.00	2.50 to 1.00

(ii)	Section 5.13(b) – Net Profit – Two Consecutive Quarters

Actual	Required

$_____________	$1.00

(iii)	Section 5.13(c) – Net Profit – Four Consecutive Quarters

Actual	Required

$_______________	$1.00

(iii)	Section 5.13(d) – Lease Adjusted Leverage Ratio

Actual	Required

to 1.00	________ to 1.00

(d)      There has been no change in GAAP or in the application thereof since the Effective Date which would reasonably be expected to affect the calculation of the financial covenants set forth in the Agreement or, if any such change has occurred, the effects of such change on the financial statements of the respective Loan Parties are specified on an attachment hereto.

(e)     Since the date of the Agreement, no event has occurred which would be reasonably likely to have a Material Adverse Effect.

DATED as of _____________, 201___.

[SIGNATURE OF AUTHORIZED OFFICER]